                                                                   EXHIBIT 10.37



                               FIRST AMENDMENT TO

                           FIFTH AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



                          EFFECTIVE AS OF JULY 25, 2003

                                      AMONG

                            GROUP 1 AUTOMOTIVE, INC.,
                     THE SUBSIDIARY BORROWERS LISTED HEREIN,

                           THE LENDERS LISTED HEREIN,

                              JPMORGAN CHASE BANK,
                            AS ADMINISTRATIVE AGENT,

                                 COMERICA BANK,
                              AS FLOOR PLAN AGENT,

                                       AND

                                  BANK ONE, NA,
                             AS DOCUMENTATION AGENT


                                    * * * * *


                          J. P. MORGAN SECURITIES INC.
                        LEAD ARRANGER AND SOLE BOOKRUNNER

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----
ARTICLE I. DEFINITIONS............................................................................................1
         Section 1.1     Terms Defined Above......................................................................1
         Section 1.2     Terms Defined in Credit Agreement........................................................1
         Section 1.3     Other Definitional Provisions............................................................1

ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT........................................................................2
         Section 2.1     Amendments and Supplements to Definitions................................................2

ARTICLE III. CONDITIONS...........................................................................................2
         Section 3.1     Loan Documents...........................................................................2
         Section 3.2     Representations and Warranties...........................................................2
         Section 3.3     Other Instruments or Documents...........................................................2

ARTICLE IV. MISCELLANEOUS.........................................................................................3
         Section 4.1     Adoption, Ratification and Confirmation of Credit Agreement..............................3
         Section 4.2     Successors and Assigns...................................................................3
         Section 4.3     Counterparts.............................................................................3
         Section 4.4     Number and Gender........................................................................3
         Section 4.5     Invalidity...............................................................................3
         Section 4.6     Titles of Articles, Sections and Subsections.............................................3
         Section 4.7     Release..................................................................................3
         Section 4.8     Governing Law............................................................................4
         Section 4.9     Entire Agreement.........................................................................4

                FIRST AMENDMENT TO FIFTH AMENDED CREDIT AGREEMENT

         THIS FIRST AMENDMENT (THE "FIRST AMENDMENT") TO THE FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (THE "CREDIT AGREEMENT") dated effective as of July 25, 2003 (the "EFFECTIVE DATE"), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a "BORROWER," and collectively, the "BORROWERS"), the lenders listed on the signature pages hereof (the "Lenders"), JPMORGAN CHASE BANK (as successor by merger to The Chase Manhattan Bank and Chase Bank of Texas, N.A.), as Administrative Agent for the Lenders (in such capacity together with any successor, the "AGENT"), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity together with any successor, the "FLOOR PLAN AGENT"), and BANK ONE, NA, as Documentation Agent (in such capacity, together with any successor the "Documentation Agent" and together with the Agent and the Floor Plan Agent, the "Agents").

                                R E C I T A L S:

         The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement dated June 2, 2003, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and

         The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS

         Section 1.1 Terms Defined Above. As used in this First Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meaning assigned to such terms therein.

         Section 1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

         Section 1.3 Other Definitional Provisions.

         (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

         (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

                   ARTICLE II. AMENDMENTS TO CREDIT AGREEMENT

         The Company, each of the Borrowers, the Agents and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

         Section 2.1 Amendments and Supplements to Definitions.

         The following terms, which are defined in Section 1.1 of the Credit Agreement, are hereby amended in their entirety to read as follows:

                  "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment and as the same may from time to time be further amended or supplemented.

                  "EBITDA" means, for any Person, for any period for which the amount thereof is to be determined, Net Income for such period, plus, to the extent deducted in the determination of Net Income and without duplication with items included in the adjustments under GAAP to Net Income in the determination of net income, (a) provisions for income taxes, (b) Interest Expense, (c) depreciation and amortization expense,
         (d) other non-cash income or charges, and (e) any premium payments required to be paid by the Company in connection with the redemption, repurchase or prepayment of its 10 7/8% Senior Subordinated Notes originally due March 1, 2009.

                  "First Amendment" shall mean that certain First Amendment to Fifth Amended and Restated Credit Agreement, executed by the Company, each of the other Borrowers, the Lenders and the Agents.

                            ARTICLE III. CONDITIONS

         The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:

         Section 3.1 Loan Documents. The Agent shall have received multiple original counterparts of this First Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.

         Section 3.2 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

         Section 3.3 Other Instruments or Documents. The Agent shall receive such other instruments or documents as it may reasonably request.

                           ARTICLE IV. MISCELLANEOUS

         Section 4.1 Adoption, Ratification and Confirmation of Credit Agreement. The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.

         Section 4.2 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

         Section 4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.

         Section 4.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

         Section 4.5 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

         Section 4.6 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

         Section 4.7 Release.

         The Company and each of the other Borrowers do hereby release the Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the Loan Documents or the transactions contemplated thereby, or the actions or inactions of any Person in regard thereto, including any Person hereby released, and the Company and each of the other Borrowers shall reimburse each Lender and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) reasonably incurred in connection with any investigation or proceeding involving such matters. Without prejudice to the survival of any other obligations of the Company and the other Borrowers hereunder and under the other Loan Documents, such release shall survive the termination of the Credit Agreement or this Amendment and the other Loan Documents, the payment of the Obligations, or the assignment of the Notes.

         Section 4.8 Governing Law. THIS FIRST AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS.

         Section 4.9 Entire Agreement. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS, CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT THEREOF. ALL PRIOR UNDERSTANDINGS, STATEMENTS AND AGREEMENTS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT THEREOF ARE SUPERSEDED BY THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT AND THE OTHER LOAN DOCUMENTS.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWERS:                         GROUP 1 AUTOMOTIVE, INC.,
                                   a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Executive Vice President



                                   GROUP 1 REALTY, INC., a Delaware corporation; GROUP 1 FL HOLDINGS, INC., a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   President

                                   BOB HOWARD AUTOMOTIVE-EAST, INC., an Oklahoma corporation;
                                   BOB HOWARD AUTOMOTIVE-H, INC., an Oklahoma corporation;
                                   BOB HOWARD CHEVROLET, INC., an Oklahoma
                                   corporation;
                                   BOB HOWARD DODGE, INC., an Oklahoma
                                   corporation;
                                   BOB HOWARD MOTORS, INC., an Oklahoma
                                   corporation;
                                   BOB HOWARD NISSAN, INC., an Oklahoma
                                   corporation;
                                   BOHN HOLDINGS-DC, INC., a Delaware
                                   corporation;
                                   BOHN HOLDINGS-F, INC., a Delaware
                                   corporation;
                                   BOHN HOLDINGS-GM, INC., a Delaware
                                   corporation;
                                   BOHN HOLDINGS-S, INC., a Delaware
                                   corporation;
                                   CASA CHEVROLET, INC., a New Mexico
                                   corporation;
                                   CASA CHRYSLER PLYMOUTH JEEP, INC., a New
                                   Mexico corporation;
                                   DANVERS-DC, INC., a Delaware corporation;
                                   DANVERS-DCII, INC., a Delaware corporation;
                                   DANVERS-DCIII, INC., a Delaware corporation;
                                   DANVERS-GM, INC., a Delaware corporation;
                                   DANVERS-N, INC., a Delaware corporation;
                                   DANVERS-NII, INC., a Delaware corporation;
                                   DANVERS-S, INC., a Delaware corporation;
                                   DANVERS-SU, INC., a Delaware corporation;
                                   DANVERS-T, INC., a Delaware corporation;
                                   DANVERS-TII, INC., a Delaware corporation;
                                   DANVERS-TL, INC., a Delaware corporation;
                                   FMM, INC., a California corporation;
                                   GPI ATLANTA-F, INC., a Georgia corporation;
                                   GPI ATLANTA-FLM, INC., a Delaware
                                   corporation;
                                   GPI ATLANTA-FLMII, INC., a Delaware
                                   corporation;
                                   GPI ATLANTA-T, INC., a Delaware corporation;
                                   GROUP 1 ASSOCIATES, INC., a Delaware
                                   corporation;
                                   HARVEY-T, INC., a Delaware corporation;
                                   HIGHLAND AUTOPLEX, INC., a Texas corporation; HOWARD FORD, INC., a Delaware corporation; HOWARD PONTIAC-GMC, INC., an Oklahoma corporation;
                                   HOWARD-DC, INC., a Delaware corporation;
                                   HOWARD-DCII, INC., a Delaware corporation;
                                   HOWARD-GM, INC., a Delaware corporation;
                                   HOWARD-GMII, INC., a Delaware corporation;
                                   HOWARD-GMIII, INC., a Delaware corporation;

                                   HOWARD-H, INC., a Delaware corporation;
                                   HOWARD-HA, INC., a Delaware corporation;
                                   HOWARD-FLM, INC., a Delaware corporation;
                                   HOWARD-SB, INC., a Delaware corporation;
                                   HOWARD-SI, INC., a Delaware corporation;
                                   JIM TIDWELL FORD, INC., a Delaware
                                   corporation;
                                   LUBY CHEVROLET CO., a Delaware corporation;
                                   MIKE SMITH AUTOMOTIVE-H, INC., a Delaware corporation;
                                   MIKE SMITH AUTOMOTIVE-N, INC., a Texas
                                   corporation;
                                   MIKE SMITH AUTOPLAZA, INC., a Texas
                                   corporation;
                                   MIKE SMITH AUTOPLEX BUICK, INC., a Texas corporation;
                                   MIKE SMITH AUTOPLEX DODGE, INC., a Texas corporation;
                                   MIKE SMITH AUTOPLEX, INC., a Texas
                                   corporation;
                                   MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC., a
                                   Texas corporation;
                                   MIKE SMITH AUTOPLEX-V, INC., a Texas
                                   corporation;
                                   MIKE SMITH GM, INC., a Delaware corporation;
                                   MIKE SMITH IMPORTS, INC., a Texas
                                   corporation;
                                   MIKE SMITH MOTORS, INC., a Texas corporation; MILLBRO, INC., a California corporation; MILLER AUTOMOTIVE GROUP, INC., a California corporation;
                                   MILLER FAMILY COMPANY, INC., a California corporation;
                                   MILLER IMPORTS, INC., a California
                                   corporation;
                                   MILLER INFINITI, INC., a California
                                   corporation;
                                   MILLER MOTORS VAN NUYS, INC., a California corporation;
                                   MILLER NISSAN, INC., a California
                                   corporation;
                                   MILLER-NII, INC., a Delaware corporation;
                                   PERIMETER FORD, INC., a Delaware corporation; SUNSHINE BUICK PONTIAC GMC TRUCK, INC., a New Mexico corporation

                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President

                                   AMARILLO MOTORS-C, LTD., a Texas limited partnership;
                                   AMARILLO MOTORS-F, LTD., a Texas limited partnership;
                                   AMARILLO MOTORS-FM, LTD., a Texas limited partnership;
                                   AMARILLO MOTORS-J, LTD., a Texas limited partnership;
                                   AMARILLO MOTORS-SM, LTD., a Texas limited partnership;
                                   CHAPERRAL DODGE, LTD., a Texas limited
                                   partnership;
                                   COLONIAL CHRYSLER-PLYMOUTH, LTD., a Texas limited partnership;
                                   GPI, LTD., a Texas limited partnership ;
                                   KUTZ-DC, LTD., a Texas limited partnership;
                                   KUTZ-N, LTD., a Texas limited partnership;
                                   LUBBOCK MOTORS, LTD., a Texas limited
                                   partnership;
                                   LUBBOCK MOTORS-F, LTD., a Texas limited
                                   partnership;
                                   LUBBOCK MOTORS-S, LTD., a Texas limited
                                   partnership;
                                   LUBBOCK MOTORS-SH, LTD., a Texas limited partnership;
                                   LUBBOCK MOTORS-T, LTD., a Texas limited
                                   partnership;
                                   MAXWELL CHRYSLER DODGE JEEP, LTD., a Texas limited partnership;
                                   MAXWELL FORD, LTD., a Texas limited
                                   partnership;
                                   MAXWELL-G, LTD., a Texas limited partnership; MAXWELL-N, LTD., a Texas limited partnership; MAXWELL-NII, LTD., a Texas limited partnership;
                                   MAXWELL-SM, LTD., a Texas limited
                                   partnership;
                                   MCCALL-H, LTD., a Texas limited partnership;
                                   MCCALL-HA, LTD., a Texas limited partnership; MCCALL-N, LTD., a Texas limited partnership; MCCALL-T, LTD., a Texas limited partnership; MCCALL-TII, LTD., a Texas limited partnership;
                                   MCCALL-TL, LTD., a Texas limited partnership; PRESTIGE CHRYSLER NORTHWEST, LTD., a Texas limited partnership;
                                   PRESTIGE CHRYSLER SOUTH, LTD., a Texas
                                   limited partnership;
                                   ROCKWALL AUTOMOTIVE-DCD, LTD., a Texas
                                   limited partnership;

                                   ROCKWALL AUTOMOTIVE-F, LTD., a Texas limited partnership;

                                   By:      GROUP 1 ASSOCIATES, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President


                                   GROUP 1 HOLDINGS-DC, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-F, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-GM, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-H, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-N, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-S, L.L.C., a Delaware
                                   limited liability company;
                                   GROUP 1 HOLDINGS-T, L.L.C., a Delaware
                                   limited liability company;

                                   By:      GROUP 1 AUTOMOTIVE, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Executive Vice President


                                   COURTESY FORD, LLC, a Delaware limited
                                   liability company;
                                   GULF BREEZE FORD, LLC, a Delaware limited liability company;
                                   KEY FORD, LLC, a Delaware limited liability company;

                                   KOONS FORD, LLC, a Delaware limited liability company

                                   By:      GROUP 1 FL HOLDINGS, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   President



                                   BOHN-DC, LLC, a Delaware limited liability company

                                   By:      BOHN HOLDINGS-DC, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President



                                   BOHN-FII, LLC, a Delaware limited liability company;
                                   BOHN-FIII, LLC, a Delaware limited liability company;
                                   HARVEY FORD, LLC, a Delaware limited
                                   liability company;
                                   HARVEY-FLM, LLC, a Delaware limited liability company

                                   By:      BOHN HOLDINGS-F, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
*                                  Name:    Scott L. Thompson
                                   Title:   Vice President

                                   HARVEY GM, LLC, a Delaware limited liability company

                                   By:      BOHN HOLDINGS-GM, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President



                                   HARVEY SM, LLC, a Delaware limited liability company

                                   By:      BOHN HOLDINGS-S, INC.,
                                            a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President



                                   HARVEY OPERATIONS-T, LLC, a Delaware limited liability company

                                   By:    HARVEY-T, INC., a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President


                                   IRA AUTOMOTIVE GROUP, LLC, a Delaware limited liability company

                                   By:   DANVERS-T, INC., a Delaware corporation


                                   By:  /s/ Scott L. Thompson
                                      ------------------------------------------
                                   Name:    Scott L. Thompson
                                   Title:   Vice President

                                   GROUP 1 LP INTERESTS-F, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-T, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-H, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-S, INC., a Delaware corporation;
                                   GROUP 1 LP INTERESTS-N, INC., a Delaware corporation

                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President



                                   DELAWARE ACQUISITION-DC, LLC, a Delaware limited liability company

                                   By:      GROUP 1 LP INTERESTS-DC, INC.,
                                            a Delaware corporation


                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President



                                   DELAWARE ACQUISITION-F, LLC, a Delaware
                                   limited liability company

                                   By:      GROUP 1 LP INTERESTS-F, INC.,
                                            a Delaware corporation


                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President

                                   DELAWARE ACQUISITION-GM, LLC, a Delaware limited liability company

                                   By:      GROUP 1 LP INTERESTS-GM, INC.,
                                            a Delaware corporation


                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President



                                   DELAWARE ACQUISITION-N, LLC, a Delaware
                                   limited liability company

                                   By:      GROUP 1 LP INTERESTS-N, INC.,
                                            a Delaware corporation


                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President



                                   DELAWARE ACQUISITION-T, LLC, a Delaware
                                   limited liability company

                                   By:      GROUP 1 LP INTERESTS-T, INC.,
                                            a Delaware corporation


                                   By:  /s/ Mathew J. Baer
                                      ------------------------------------------
                                   Name:    Mathew J. Baer
                                   Title:   President

AGENT, ISSUING BANK AND            JPMORGAN CHASE BANK
LENDER:

                                   By:  /s/ H. David Jones
                                      ------------------------------------------
                                   Name:    H. David Jones
                                   Title:   Vice President

FLOOR PLAN AGENT,
SWING LINE BANK AND                COMERICA BANK
LENDER:

                                   By:  /s/ Joseph A. Moran
                                      ------------------------------------------
                                   Name:    Joseph A. Moran
                                   Title:   Senior Vice President

DOCUMENTATION AGENT                BANK ONE, NA
AND LENDER:

                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            TOYOTA MOTOR CREDIT CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            U.S. BANK N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            SOVEREIGN BANK


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            KEY BANK NATIONAL ASSOCIATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            BNP PARIBAS


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            WELLS FARGO BANK, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

LENDER:                            SOUTHWEST BANK OF TEXAS, N.A.


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   Address:
                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

                                   Telecopy No.:
                                                --------------------------------

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LENDER:                            BANK OF OKLAHOMA, N.A.


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                                      S-20
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LENDER:                            BMW FINANCIAL SERVICES NA, LLC


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                                      S-21
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LENDER:                            AMARILLO NATIONAL BANK


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                                      S-22